UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2017

RICE MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-36789	47-1557755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Rice Drive

Canonsburg, Pennsylvania 15317

(Address of Principal Executive Offices)

(Zip Code)

(724) 271-7200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

As part of its regular review of the corporate governance policies of Rice Midstream Partners LP (the “Partnership”), the board of directors of Rice Midstream Management LLC, the general partner of the Partnership, adopted and approved amendments to the Partnership’s Code of Business Conduct and Ethics (the “Code”) on January 30, 2017. The amendments reflect revisions seeking to, among other things, clarify existing provisions of the Code.

The description of the amendments to the Code contained in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Code, which is available within the “Corporate Governance” subsection of the “Investor Relations” section of the Partnership’s website at http://www.ricemidstream.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICE MIDSTREAM PARTNERS LP

By:	Rice Midstream Management LLC,
its general partner

By:	/s/ Daniel J. Rice IV
Daniel J. Rice IV
Director, Chief Executive Officer

Dated: February 2, 2017

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